Rule 497(e)
                                                             File Nos. 333-70963
                                                                       811-09201



                            COLI VUL-2 SERIES ACCOUNT

                        SUPPLEMENT DATED October 18, 2004
                 To the Prospectus dated April 30, 2004 for the
                            COLI VUL-2 Series Account
                 of Great-West Life & Annuity Insurance Company

In connection with the name changes made to certain investment Portfolios as approved by the Portfolios' respective shareholders, the revisions set forth below are made to the prospectus.

The Board of Trustees of AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.), on behalf of its series portfolios, has approved changing the funds' names, effective October 15, 2004, as follows:

  CURRENT NAME                                            NEW NAME

  INVESCO VIF - Core Equity Fund              AIM V.I. Core Stock Fund
  INVESCO VIF - Financial Services Fund       AIM V.I. Financial Services Fund
  INVESCO VIF - Health Sciences Fund          AIM V.I. Health Sciences Fund
  INVESCO VIF - Technology Fund               AIM V.I. Technology Fund

These name changes should be reflected on pages 14, 20 and 21 of the Prospectus.

Also, effective September 30, 2004 the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated April 30, 2003, between A I M Advisors, Inc. (AIM) and INVESCO Institutional was terminated with respect to INVESCO VIF - Financial Services Fund, INVESCO VIF - Health Sciences Fund and INVESCO VIF - Technology Fund. Accordingly, all references to INVESCO Institutional as sub-advisor with respect to INVESCO VIF - Financial Services Fund, INVESCO VIF - Health Sciences Fund and INVESCO VIF - Technology Fund are no longer applicable.

                Please keep this supplement for future reference.